GOLDMAN SACHS TRUST

Institutional Shares of the

Goldman Sachs Financial Square Federal Instruments Fund

(the “Fund”)

Supplement dated November 29, 2019 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated December 28, 2018, as supplemented to date

Effective December 2, 2019 (the “Effective Date”), Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) has agreed to increase its waiver of a portion of the management fee equal annually to 0.06% of the Fund’s average daily net assets. This arrangement will remain in effect through at least December 27, 2020, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

Accordingly, on the Effective Date, the Fund’s Summary Prospectus and Prospectus are revised as follows:

The following replaces in its entirety the “Annual Fund Operating Expenses” table and its related footnotes in the “Financial Square Federal Instruments Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus and the “Fees and Expenses of the Fund” section of the Summary Prospectus:

Federal Instruments Fund
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

Management Fees[1]	0.18%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.24%
Fee Waiver and Expense Limitation[2]	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.14%

[1]	The Fund’s “Management Fees” have been restated to reflect current fees.
[2]

The Investment Adviser has agreed to: (i) not impose a portion of the Management Fee equal annually to 0.06% of the Fund’s average daily net assets through at least December 27, 2020; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets through at least December 28, 2019. Prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces the table included in the “Financial Square Federal Instruments Fund—Summary—Expense Example” section of the Prospectus and the “Expense Example” section of the Summary Prospectus:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$14	$67	$125	$296

The following replaces in its entirety the second paragraph under the “Service Providers—Management Fees and Other Expenses” section of the Prospectus:

The Investment Adviser has agreed to waive a portion of its Management Fee equal annually to 0.06% of the Financial Square Federal Instrument Fund’s average daily net assets. This waiver will remain in effect through at least December 27, 2020, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. This management fee waiver may be modified or terminated at any time at the option of the Investment Adviser and without shareholder approval after such date. Previously, the Investment Adviser had agreed to waive a portion of its Management Fee equal annually to 0.02% of the Financial Square Federal Instrument Fund’s average daily net assets through at least December 28, 2019.

This Supplement should be retained with your Summary Prospectus, Prospectus, and SAI for future reference.

FSQFEDINSTTBDSTK 11-19D